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                                                                      Exhibit 99


CONTACTS:
---------
NATIONWIDE FINANCIAL SERVICES, INC.
         Media: Jeff Botti
         614-249-6339
         Investors: Dan Amodeo
         614-249-9039

MORLEY FINANCIAL SERVICES, INC.
         Joan Hall
         503-603-2226

         April 29, 1998
         For Immediate Release

                       NATIONWIDE FINANCIAL SERVICES, INC.
                   TO ACQUIRE MORLEY FINANCIAL SERVICES, INC.

         COLUMBUS, Ohio -- Nationwide Financial Services, Inc. (NYSE: NFS) agreed today to purchase Morley Financial Services, Inc., an investment management company with more than $9.4 billion in financial assets. Specific terms of the transaction were not disclosed.

         The purchase, approved by each company's board of directors, is subject to approval by Morley shareholders and to regulatory approval. The acquisition is expected to be completed in the second quarter of 1998. Morley Financial Services, Inc. would continue to operate independently, with its 44-member staff and operations remaining in Lake Oswego, Oregon.

         Morley specializes in stable-value investment products for qualified retirement savings plans. Stable-value funds offer retirement-plan participants a low-risk, fixed-income investment option with competitive returns while preserving capital and maintaining diversification and high credit quality.

         "Morley Financial Services, Inc. is a highly successful investment firm led by a talented and experienced team of professionals with an excellent reputation in the stable-value asset market," said Joseph J. Gasper, president and chief operating officer.

         "This business combination is a superb complement to our qualified plan business and significantly strengthens our overall fixed-income capabilities," he said. "Bringing stable-value fund management skills to our organization makes our retirement savings products more attractive in any market environment."

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NFS/MORLEY - 2


         Stable-value fund expertise has become a critical requirement for companies serving the large-case, qualified retirement plan market. Stable-value funds provide plan participants with competitive and consistent returns from a diversified pool of high-quality investments, without the market risk associated with other stock and bond funds.

         In addition, stable-value funds allow participants greater flexibility in transfering funds among different investment options than traditional guaranteed fixed-rate options offerred in group annuity contracts.

         According to Mark R. Thresher, NFS' vice-president of finance, the transaction is expected to be neutral to NFS' 1998 earnings.

         Thresher said, "Integrating stable-value fund options into our group products will immediately improve the competitiveness of our pension and public-sector deferred compensation programs, improve retention of existing accounts, and enable us to further penetrate the larger-case qualified plan markets."

         Gasper added: "The acquisition of Morley Financial Services also helps Nationwide Financial Services reach new markets, expand distribution capabilities and offers extensive cross-marketing opportunities."

         "This agreement with Nationwide gives us a solid platform for growth through access to one of the industry's broadest distribution networks," said Harold H. Morley, president and chief executive officer of Morley Financial Services, Inc. "Nationwide is a quality, financially solid organization that we are proud to become affiliated with. Together, we are committed to serving the retirement savings market with the innovation and excellence that our clients expect."

         Founded in 1982, Morley Financial Services, Inc. is a recognized leader in stable-value fund management, serving government entities, private and public corporations, banks, and financial intermediaries. Its principal operating subsidiary, Morley Capital Management, Inc., was the first stable value money manager to become a registered investment advisor.

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NFS/MORLEY - 3


         Columbus-based Nationwide Financial Services, Inc., with assets of $60 billion and 1997 statutory premiums and deposits of $10.3 billion, is the publicly traded holding company for the retirement savings operations of the Nationwide Insurance Enterprise, a Fortune 500 organization. The major operating subsidiary of NFS is Nationwide Life Insurance Company, the country's 13th largest life insurer based on assets.

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Certain information included herein may include "forward-looking" information and statements, as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). Such forward-looking information is made pursuant to the safe harbor provisions of the Act and is intended to enhance a reader's ability to assess future financial performance of the company. Forward-looking information may involve risks or uncertainties which are described in the cautionary statements contained in the company's Form 10K filed with the Securities and Exchange Commission on March 31, 1998, and in other documents filed with the Securities and Exchange Commission. Investors are specifically referred to the cautionary statements for a discussion of factors which could affect the company's operations and financial performance. Any forward-looking information is based on management's reasonable estimate of future results or trends. The company undertakes no obligation to update or revise any forward-looking information, as permitted by the Act.